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                                 FLAG INVESTORS





                           [Photograph appears here]





                                      FLAG
                                    INVESTORS
                                      TOTAL
                                     RETURN
                                  U.S. TREASURY
                                      FUND
                                     SHARES





                                  ANNUAL REPORT
                                OCTOBER 31, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
o In a year of falling interest rates, your Fund recorded a total return of 9.0%.

o We kept the Fund's average maturity between 10 to 14 years, reducing it early in the fiscal year and increasing it when the economy picked up in the spring. The average maturity was 11.6 years at the end of the fiscal year.

o The recent financial crises in the Pacific Rim, subsiding inflation and the virtual elimination of the U.S. budget deficit are important factors that could affect the economy in 1998.






Tax Information for the Shareholder

  None of the ordinary income distributions paid monthly by the Fund during the year ended October 31, 1997, qualify for the dividends received deduction for corporations.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Shareholders:

     We are pleased to report on the progress of your Fund for the fiscal year ended October 31, 1997. In this year of volatile interest rates, the Fund recorded a total return of 9.0%. From its inception on August 10, 1988 through October 31, 1997, the Fund's Class A Shares have posted a cumulative total return of 116.5%, which translates into an average annual total return of 8.7%. These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge.

REVIEW OF BOND MARKET DURING FISCAL YEAR 1997

     On balance, long-term Treasury rates fell during the fiscal year. The 12 months, however, were divided into two phases (please see chart below). From October 1996 to mid-April 1997, rates generally rose because the economy was experiencing surprisingly strong growth. This phase culminated when the Federal Reserve raised the Federal Funds Rate from 5.25% to 5.50%. The economy slowed after April and rates declined through early August. A burst of economic growth caused rates to rise, but to levels well below their April peak. At that point, the unfolding Pacific Rim financial crises pushed rates even lower, closing the fiscal year at the lowest level of the year. For additional information, please see our detailed Economic Outlook for 1998, which follows this letter.


                            30-Year Treasury Yields

             [Graph appears here--<Client please supply plot points>]





Source: Bloomberg Inc.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

     The structure of the Fund remained generally long term throughout the fiscal year. The Fund had a 10- to 14-year maturity range during the year. Our active management moved within this maturity range as we anticipated changes in the economy. For example, the portfolio's maturity was reduced early in the fiscal year and was extended as the economy picked up again in the spring when the Federal Reserve rate increase caused a slowdown. At fiscal year-end, the portfolio's average maturity was the midpoint of the year range at 11.6 years.

PERFORMANCE REVIEW

     Treasury interest rates generally fell during the fiscal year, causing longer maturity issues to outperform shorter-term issues (please see table below).

TREASURY SECURITIES PERFORMANCE ANALYSIS
10/31/96-10/31/97

  Maturity      Capital Change              Income              Total Return
================================================================================
 1-Year              0.0%                    5.4%                    +5.4%
--------------------------------------------------------------------------------
 3-Year             +0.4%                    6.0%                    +6.4%
--------------------------------------------------------------------------------
 5-Year              0.0%                    6.1%                    +6.1%
--------------------------------------------------------------------------------
10-Year             +2.5%                    6.4%                    +8.9%
--------------------------------------------------------------------------------
30-Year             +5.9%                    6.7%                   +12.6%
--------------------------------------------------------------------------------

     The Fund's performance was helped by its relatively long 10- to 14-year average maturity policy range. The Class A Shares' annual total return was slightly greater than that of a 10-year U.S. Treasury held for the period.

     We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

/s/ R. Alan Medaugh
---------------------
R.  Alan Medaugh
President

November 21, 1997

ECONOMIC OUTLOOK FOR 1998
--------------------------------------------------------------------------------
OVERVIEW

     The Pacific Rim economies seem likely to be weaker in two months than they are now. Japan's economy, which has slipped into recession in our view, is likely to be no better by early 1998. Because U.S. retail sales are clearly sensitive to stock market swings, we are likely to see "moderate" retail sales at best over the next few months. We are forecasting just 2.5% real growth with only 1.5% inflation, producing just 4% nominal (Gross Domestic Product) growth.

     Stock market corrections around the world reflect a package of tightening moves that started nine months ago with Japan's Value Added Tax hike and the U.S. Federal Reserve tightening to 5.5% on its Federal Funds Rate. The Pacific Rim countries lifted interest rates to defend their currencies and cut government spending to get International Monetary Fund assistance. The Bundesbank and the Bank of England both tightened recently. Germany announced a government spending freeze. Brazil announced a fiscal package that is the equivalent of a $180 billion tightening in the U.S. economy. Russia raised rates from 21% to 28%. The Asian crises are clearly impacting the region's banking system and are therefore likely to have a greater influence on world economic activity than expected. Federal Reserve Board Chairman Greenspan ended his testimony before Congress in mid-November by saying "and where required, provide temporary financial assistance." Since this is the exact same phrase he ended his testimony with before our $3 billion Indonesian assistance package, another Pacific Rim bailout is probably in the works.

     Based on early estimates, it is possible that on a seasonally adjusted annual rate basis, the U.S. ran a budget surplus in October. At the same time, odds are that our trade deficit will widen as exports slow and we see a flood of Asian imports. To the extent foreign demand for Treasuries is related to our trade deficit, a demand/supply imbalance for Treasuries could develop, which could push up prices on Treasury investments. Because of their importance, we have highlighted these topics for greater analysis: the Pacific Rim Crises, Inflation and the U.S. Budget Deficit. Please see ISI's Economic Forecast on the following page.

--------------------------------------------------------------------------------
ISI ECONOMIC FORECAST

                           97:1Q     97:2Q    97:3Q    97:4Q*   98:1Q*   98:2Q*
================================================================================
  Real GDP                 4.9%      3.3%     3.5%      2.5%     2.5%     2.5%
--------------------------------------------------------------------------------
  GDP Deflator**           2.4%      1.8%     1.4%      1.5%     1.5%     1.5%
--------------------------------------------------------------------------------
  30-Year Bond Yields***   7.1%      6.8%     6.4%      6.2%     6.0%     5.7%
--------------------------------------------------------------------------------
  Fed Funds Rate***        5.5%      5.5%     5.5%      5.5%     5.5%     5.5%
--------------------------------------------------------------------------------
  * Estimated.
 ** A more accurate cost of living barometer than the CPI.
*** End of quarter.


THE PACIFIC RIM CRISES

     Thailand and Hong Kong have been at the center of the most recent series of financial crises. The history of these events indicates that they often lower Treasury bond yields (please see chart below). The positive influence on financial assets comes about from this normal event cycle. The crisis surfaces when the building pressure on the economic system causes a weak link to break. At that point the problem is exposed and efforts are made to fix it.


                             30-YEAR TREASURY YIELD
                                 NOV. 10 6.14%


            [Graph appears here--<Client please supply plot points>]







Source: ISI Inc.

--------------------------------------------------------------------------------
     After two rounds of the Pacific Rim crises, the U.S. economy is likely to slow in the near term, cutting growth the next two quarters by roughly 0.5% from our earlier forecast. The currency value of the U.S. dollar should be bolstered by its status as a safe haven. Typically as events unfold, the Federal Reserve lowers its Federal Funds Rate. This event sequence normally results in higher prices for top quality assets such as U.S. Treasuries.

INFLATION

     Inflation has subsided around the industrial world. In the U.S., the recent declines in "nominal" interest rates have been accompanied by a sizable fall in inflation. The result is that despite falling interest rates, the "real" rates have moved modestly higher (please see chart below).

REAL U.S. LONG BOND YIELD
SEP. 4.67%


            [Graph appears here--<Client please supply plot points>]






Source: ISI Inc.

The major forces behind the decline of inflation are:

     o Global Competition
     o Demographics
     o Technology
     o Reduced Government Spending

ECONOMIC OUTLOOK FOR 1998 (CONCLUDED)
--------------------------------------------------------------------------------
     The opening up of world trade has meant new plants can be built in low wage areas and the products can be exported to high wage home markets. As a result, pressure on U.S. real wages and a drive for corporate efficiency have marked the last 10 years. The declining cost of technology has also been a major factor in boosting capital spending and lowering the world inflation rate. Technology represents a growing section of the overall economy, so the percentage of the U.S. economy experiencing deflation has grown over the last 10 years. Baby boomers have reached the age when people are seen beginning to save for retirement. This change from consumption to savings is an important shift in the economy. Finally, governments from the U.S. and Germany to Brazil and Thailand have been cutting their spending. This has often been magnified by tax increases. The result is less fiscal stimulus and lower inflation.

THE U.S. BUDGET DEFICIT

     A remarkable feature of the U.S. government's policy has been the virtual elimination of the deficit. The swing since 1992 has been a very large $300 billion a year (please see chart below).

FEDERAL DEFICIT
12-Mo. Sum   Sep. -$41.3



            [Graph appears here--<Client please supply plot points>]






Source: ISI Inc.

     Despite tax cuts and a bit more spending next year, we think the budget will register a surplus. This is a significant shift for the capital markets freeing up massive amounts to finance the private economy. The results of reduced Treasury borrowings should directly influence the level of rates, and the freeing up of investment capital allows for greater productivity in the private sector.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on August 10, 1988 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and 2.00% maximum contingent deferred sales charge for the Fund's Class B Shares.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and 2.00% maximum contingent deferred sales charge for the Fund's Class B Shares. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Class A Shares*
August 10, 1988--October 31, 1997


            [Graph appears here--<Client please supply plot points>]






AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 9/30/97             1 Year       5 Years    Since Inception**
================================================================================
  Class A Shares                     5.12%        6.24%           8.03%
--------------------------------------------------------------------------------
 * These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.50% maximum sales charge. The Lehman Brothers indices listed above are unmanaged. The Intermediate Index and the Long-Term Index reflect the performance of U.S. Treasury securities in their respective sectors. The Treasury Index is more of a general index in that it reflects the performance of all public obligations and does not focus on any one particular segment. Management is not aware of any single index that is truly representative of the Fund since its active maturity management policy allows the manager to adjust the weighted average maturity throughout each U.S. Treasury sector. Currently, the Fund's weighted average maturity is approximately 11.6 years. Past performance is not an indicator of future results.
** 8/10/88.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares*
June 20, 1996--October 31, 1997



                  [Graph appears here--See plot points below]


          Flag Investors
           Total Return                       Lehman Bros.     Lehman Bros.
           U.S. Treasury    Lehman Bros.      Intermediate      Long-Term
           Fund Class B       Treasury          Treasury        Treasury
              Shares           Index             Index            Index
             $11,340          $11,285           $11,089          $11,884
          ---------------   ------------      ------------     ------------
   6/96      $10,000          $10,000           $10,000          $10,000
   7/96       10,198           10,024            10,030           10,004
  10/96       10,637           10,391            10,338           10,551
   1/97       10,623           10,472            10,443           10,563
   4/97       10,620           10,520            10,513           10,546
   7/97       11,319           11,038            10,886           11,509
  10/97       11,340           11,285            11,089           11,884



AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 9/30/97            1 Year      5 Years      Since Inception**
================================================================================
  Class B Shares                    7.46%        --              8.49%
--------------------------------------------------------------------------------
 * These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 2.00% maximum contingent deferred sales charge. Past performance is not an indicator of future results.
** 6/20/96.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                         OCTOBER 31, 1997

                                                         Par            Value
Interest Rate                  Maturity Date            (000)         (Note 1)
--------------------------------------------------------------------------------
 U.S. TREASURY BONDS - 71.7%
   12.000%                         8/15/13             $35,900      $ 52,537,424
   11.750                         11/15/14              36,000        53,184,384
    7.500                         11/15/16              37,000        42,255,147
    8.875                          8/15/17               1,000         1,300,000
    9.000                         11/15/18              14,750        19,513,793
    8.875                          2/15/19              10,000        13,085,940
    8.750                          8/15/20              22,250        29,025,815
                                                                    ------------

   Total U.S. Treasury Bonds
      (Cost $210,613,472)                                            210,902,503
                                                                    ------------

 U.S. TREASURY NOTES - 5.2%
   6.375                           9/30/01              15,000        15,314,070
                                                                    ------------

   Total U.S. Treasury Notes
      (Cost $15,119,028)                                              15,314,070
                                                                    ------------

 ZERO COUPON U.S. TREASURY BONDS (S.T.R.I.P.S.) - 9.8%
   5.520*                          8/15/98              30,000        28,735,290
                                                                    ------------

   Total U.S. Treasury S.T.R.I.P.S.
      (Cost $28,701,146)                                              28,735,290
                                                                    ------------

 REPURCHASE AGREEMENTS - 12.6%
   Goldman Sachs & Co., 5.60%
      Dated 10/31/97, to repurchased on 11/3/97,
      collateralized by U.S. Treasury
      Bonds with a market value of $37,782,559.
      (Cost $37,041,000)                                37,041        37,041,000
                                                                    ------------

Total Investments in Securities - 99.3%
      (Cost $291,474,646)**                                          291,992,863

Other Assets in Excess of Liabilities, Net - 0.7%                      2,148,610
                                                                    ------------


NET ASSETS - 100.0%                                                 $294,141,473
                                                                    ============

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per:
      Flag Investors Class A Share
        ($122,228,931 / 12,179,428 shares outstanding)                    $10.04
                                                                          ======

      Flag Investors Class B Share
        ($838,393 / 83,601 shares outstanding)                            $10.03
                                                                          ======

      ISI Class Share
        ($171,074,149 / 17,036,448 shares outstanding)                    $10.04
                                                                          ======

Maximum Offering Price Per:
      Flag Investors Class A Share
        ($10.40 / 0.955)                                                  $10.51
                                                                          ======

      Flag Investors Class B Share                                        $10.03
                                                                          ======

      ISI Class Share
        ($10.04 / 0.9555)                                                 $10.51
                                                                          ======

----------
 * Yield as of October 31, 1997.
** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                   For the
                                                                  Year Ended
                                                                  October 31,
--------------------------------------------------------------------------------
                                                                     1997

Investment Income (Note 1):
   Interest                                                       $19,868,979
                                                                  -----------

Expenses:
   Investment advisory fee (Note 2)                                   848,963
   Distribution fee (Note 2)                                          769,292
   Administration fee (Note 2)                                        374,611
   Transfer agent fee (Note 2)                                        208,105
   Accounting fee (Note 2)                                             86,088
   Printing and postage                                                63,992
   Legal                                                               44,942
   Custodian fee (Note 2)                                              41,752
   Miscellaneous                                                       29,139
   Audit                                                               23,999
   Directors' fees                                                     22,602
   Registration fees                                                   20,765
   Insurance                                                           11,731
                                                                  -----------
            Total expenses                                          2,545,981
                                                                  -----------
Net investment income                                              17,322,998
                                                                  -----------

Realized and unrealized gain/(loss) on investments:
   Net realized loss from security transactions                    (2,143,673)
   Change in unrealized appreciation or depreciation
     of investments                                                10,567,788
                                                                  -----------
   Net gain on investments                                          8,424,115
                                                                  -----------

Net increase in net assets resulting from operations              $25,747,113
                                                                  ===========

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                 For the Year Ended October 31,
--------------------------------------------------------------------------------
                                                      1997            1996

Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                         $ 17,322,998    $ 19,964,042
   Net gain/(loss) from security transactions      (2,143,673)      3,072,425
   Change in unrealized appreciation
     or depreciation on investments                10,567,788     (11,517,095)
                                                 ------------    ------------
   Net increase in net assets
     resulting from operations                     25,747,113      11,519,372
                                                 ------------    ------------

Dividends to Shareholders from (Note 1):
Net investment income and short-term gains:
     Flag Investors Class A Shares                 (7,246,184)    (10,138,099)
     Flag Investors Class B Shares                    (17,762)           (685)
     ISI Class Shares                             (10,059,052)    (13,146,313)
   Tax return of capital distribution:
     Flag Investors Class A Shares                 (1,040,753)             --
     Flag Investors Class B Shares                     (2,606)             --
     ISI Class Shares                              (1,433,152)             --
   Distributions in excess of net investment income:
     Flag Investors Class A Shares                   (116,192)       (561,610)
     Flag Investors Class B Shares                       (291)             (8)
     ISI Class Shares                                (160,000)       (723,712)
                                                  -----------     -----------
       Total distributions                        (20,075,992)    (24,570,427)
                                                  -----------     -----------

Capital Share Transactions (Note 3):
   Proceeds from sale of shares                    15,601,057      29,511,549
   Value of shares issued in
     reinvestment of dividends                     12,541,599      14,241,221
   Cost of shares repurchased                     (77,072,611)    (64,122,099)
                                                  -----------     -----------
   Decrease in net assets derived
     from capital share transactions              (48,929,955)    (20,369,329)
                                                  -----------     -----------
   Total decrease in net assets                   (43,258,834)    (33,420,384)

Net Assets:
   Beginning of year                              337,400,307     370,820,691
                                                 ------------    ------------
   End of year                                   $294,141,473    $337,400,307
                                                 ============    ============


                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--FLAG INVESTORS CLASS A AND ISI CLASS SHARES
(For a share outstanding throughout each year)

                                                             For the Year Ended
                                                                October 31,
--------------------------------------------------------------------------------
                                                                    1997
Per Share Operating Performance:
   Net asset value at beginning of year                            $ 9.83
                                                                   ------
Income from Investment Operations:
   Net investment income                                             0.55
   Net realized and unrealized gain/(loss) on investments            0.30
                                                                   ------
   Total from Investment Operations                                  0.85
Less Distributions (Note 1):
   Distributions from net investment income
     and short-term gains                                           (0.55)
   Tax return of capital distribution                               (0.08)
   Distributions in excess of net investment income                 (0.01)
   Distributions from net realized long-term gains                     --
                                                                  -------
   Total distributions                                              (0.64)
                                                                  -------
   Net asset value at end of year                                 $ 10.04
                                                                  =======

Total Return(1)                                                      9.00%
Ratios to Average Daily Net Assets:
   Expenses                                                          0.83%
   Net investment income                                             5.62%
Supplemental Data:
   Net assets at end of year (000):
     Flag Investors Class A Shares                               $122,229
     ISI Class Shares                                            $171,074
   Portfolio turnover rate                                             92%


----------
(1) Total return excludes the effect of sales charge.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------


                                                                                  For the Year Ended October 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                      1996           1995            1994             1993
Per Share Operating Performance:
   Net asset value at beginning of year                             $ 10.19         $ 9.22         $ 11.35          $ 10.47
                                                                    -------         ------         -------          -------
Income from Investment Operations:
   Net investment income                                               0.56           0.57            0.51             0.62
   Net realized and unrealized gain/(loss) on investments             (0.23)          1.04           (1.16)            1.12
                                                                    -------         ------         -------          -------
   Total from Investment Operations                                    0.33           1.61           (0.65)            1.74
Less Distributions (Note 1):
   Distributions from net investment income
     and short-term gains                                             (0.65)         (0.64)          (1.15)           (0.79)
   Tax return of capital distribution                                    --             --           (0.05)              --
   Distributions in excess of net investment income                   (0.04)            --              --               --
   Distributions from net realized long-term gains                       --             --           (0.28)           (0.07)
                                                                     ------        -------          ------          -------
   Total distributions                                                (0.69)         (0.64)          (1.48)           (0.86)
                                                                     ------        -------          ------          -------
   Net asset value at end of year                                    $ 9.83        $ 10.19          $ 9.22          $ 11.35
                                                                     ======        =======          ======          =======

Total Return(1)                                                        3.44%         18.09%          (6.22)%          17.33%
Ratios to Average Daily Net Assets:
   Expenses                                                            0.81%          0.80%           0.77%            0.77%
   Net investment income                                               5.69%          5.94%           4.98%            5.21%
Supplemental Data:
   Net assets at end of year (000):
     Flag Investors Class A Shares                                 $143,791       $164,206        $175,149         $224,790
     ISI Class Shares                                              $193,486       $206,615        $200,309         $232,103
   Portfolio turnover rate                                              199%           194%             68%             249%

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--FLAG INVESTORS CLASS B SHARES
(For a share outstanding throughout each period)

                                                 For the       For the Period
                                               Year Ended     June 20, 1996(1)
                                               October 31,   through October 31,
--------------------------------------------------------------------------------
                                                  1997            1996
Per Share Operating Performance:
   Net asset value at beginning of period        $ 9.85           $10.00
                                                 ------           ------
Income from Investment Operations:
   Net investment income                           0.56             0.22
   Net realized and unrealized gain/(loss)
     on investments                                0.23            (0.15)
                                                 ------           ------
   Total from Investment Operations                0.79             0.07
Less Distributions:
   Distributions from net investment income
     and short-term gains                         (0.56)           (0.22)
   Tax return of capital distribution             (0.04)              --
   Distributions in excess of net investment
     income                                       (0.01)              --
                                                 ------           ------
   Total distributions                            (0.61)           (0.22)
                                                 ------           ------
   Net asset value at end of period              $10.03           $ 9.85
                                                 ======           ======

Total Return(2)                                    8.49%            6.37%
Ratios to Average Daily Net Assets:
   Expenses                                        1.18%            1.40%(3)
   Net investment income                           5.24%            5.45%(3)
Supplemental Data:
   Net assets at end of period (000)             $   838          $  123
   Portfolio turnover rate                           92%             199%(3)

-------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Total Return U.S. Treasury Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on June 3, 1988 and commenced operations August 10, 1988, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income consistent with an investment in securities issued by the United States Treasury.

     The Fund consists of three share classes: ISI Total Return U.S. Treasury Fund Shares ("ISI Class") and Flag Investors Total Return U.S. Treasury Fund Class A Shares ("Flag Investors Class A"), which both commenced August 10, 1988, and Flag Investors Total Return U.S. Treasury Fund Class B Shares ("Flag Investors Class B"), which commenced June 20, 1996.

     The ISI Class Shares have a 4.45% maximum front-end sales charge, the Flag Investors Class A Shares have a 4.50% maximum front-end sales charge and the Flag Investors Class B Shares have a 2.00% maximum contingent deferred sales charge. The classes each have different distribution fees.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

     A. SECURITY VALUATION -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day by an independent pricing source. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

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FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1--concluded

     B. REPURCHASE AGREEMENTS -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to differing tax treatments of dividends declared.

18


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FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, the Fund pays ISI 1.5% of the Fund's gross income.

     As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.10% of the first $100 million, 0.09% of the next $100 million, 0.08% of the next $100 million, 0.07% of the next $200 million and 0.06% of the amount over $500 million. In addition, the Fund pays ICC 0.50% of the Fund's gross income.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or administrator.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $86,088 for accounting services for the year ended October 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $208,105 for transfer agent services for the year ended October 31, 1997.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNCBank served as the Fund's custodian. From September 22, 1997 to October 31, 1997, the Fund accrued $4,576 in custody expenses.

     As compensation for providing distribution services for the ISI Class, the Fund pays ISI Group Inc. ("ISI Group"), which is affiliated with ISI, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the ISI Class' average daily net assets. Prior to April 1, 1997, Armata Financial Corp. served as the distributor for the ISI Class for the same compensation and on substantially the same terms and conditions as ISI Group.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--concluded

As compensation for providing distribution services for the Flag Investors classes, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets and 0.60% (including a 0.25% shareholder servicing fee) of the Flag Investors Class B Shares' average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the distributor for the Flag Investors classes for the same compensation and on substantially the same terms and conditions as ICCDistributors. For the year ended October 31, 1997, distribution fees aggregated $769,292, of which $455,938 was attributable to the ISI Class Shares, $321,332 was attributable to the Flag Investors Class A Shares and $2,022 was attributable to the Flag Investors Class B Shares.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1997 was $19,142, and the accrued liability was $55,193.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 100 million shares of $.001 par value capital stock (44 million Flag Investors Class A, 44 million ISI Class, 5 million Flag Investors Class B, 500,000 Flag Investors Class D and 6.5 million undesignated). Transactions in shares of the Fund were as follows:

                                          Flag Investors Class A Shares
                                       ----------------------------------
                                            For the          For the
                                          Year Ended        Year Ended
                                       October 31, 1997  October 31, 1996
                                       ----------------  ----------------
Shares sold                                  490,187           914,108
Shares issued to shareholders on
   reinvestment of dividends                 499,834           580,880
Shares redeemed                           (3,438,672)       (2,986,509)
                                        ------------      ------------
Net decrease in shares outstanding        (2,448,651)       (1,491,521)
                                        ============      ============
Proceeds from sale of shares            $  4,746,207      $  8,996,345
Value of reinvested dividends              4,867,694         5,722,783
Cost of shares redeemed                  (33,514,991)      (29,396,253)
                                        ------------      ------------
Net decrease from capital share
   transactions                         $(23,901,090)     $(14,677,125)
                                        ============      ============

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                          Flag Investors Class B Shares
                                       ----------------------------------
                                                          For the Period
                                            For the       June 20, 1996*
                                          Year Ended          through
                                       October 31, 1997  October 31, 1996
                                       ----------------  ----------------
Shares sold                                   85,484            12,460
Shares issued to shareholders on
   reinvestment of dividends                     982                34
Shares redeemed                              (15,359)               --
                                           ---------          --------
Net increase in shares outstanding            77,107            12,494
                                           =========          ========
Proceeds from sale of shares               $ 833,099          $121,164
Value of reinvested dividends                  9,591               322
Cost of shares redeemed                     (150,979)               --
                                           ---------          --------
Net increase from capital share
   transactions                            $ 691,711          $121,486
                                           =========          ========
------------
*Commencement of operations.

                                                ISI Class Shares
                                       ----------------------------------
                                            For the           For the
                                          Year Ended         Year Ended
                                       October 31, 1997  October 31, 1996
                                       ----------------  ----------------
Shares sold                                1,028,342         2,043,599
Shares issued to shareholders on
   reinvestment of dividends                 787,090           865,140
Shares redeemed                           (4,455,189)       (3,510,096)
                                        ------------      ------------
Net decrease in shares outstanding        (2,639,757)         (601,357)
                                        ============      ============
Proceeds from sale of shares            $ 10,021,751      $ 20,394,040
Value of reinvested dividends              7,664,314         8,518,116
Cost of shares redeemed                  (43,406,641)      (34,725,846)
                                        ------------      ------------
Net decrease from capital share
   transactions                         $(25,720,576)     $ (5,813,690)
                                        ============      ============

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $256,600,289 and sales of investment securities aggregated $338,535,804 for the year ended October 31, 1997.

     On October 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,251,650 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,733,433.

NOTE 5--Net Assets

     On October 31, 1997, net assets consisted of:

Paid-in capital:
   Flag Investors Class A Shares                                 $121,909,369
   Flag Investors Class B Shares                                      810,591
   ISI Class Shares                                               174,608,782
Distributions in excess of net investment income                   (1,561,813)
Accumulated net realized loss from security transactions           (2,143,673)
Unrealized appreciation of investments                                518,217
                                                                 ------------
                                                                 $294,141,473
                                                                 ============

NOTE 6--Tax Capital Loss Carryforward

     On October 31, 1997, there was a tax capital loss carryforward of $2,143,673, which expires in 2005. This carryforward will be used to offset any future net capital gains.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Total Return U.S. Treasury Fund, Inc.:

     We have audited the statement of net assets of the Total Return U.S.Treasury Fund, Inc. as of October 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return U.S. Treasury Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
November 21, 1997

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

                                EDWARD S. HYMAN
                                    Chairman

          RICHARD T. HALE                           R. ALAN MEDAUGH
           Vice Chairman                               President

         JAMES J. CUNNANE                             NANCY LAZAR
             Director                               Vice President

          JOHN F. KROEGER                          CARRIE L. BUTLER
             Director                               Vice President

           LOUIS E. LEVY                          MARGARET M. BEELER
             Director                          Assistant Vice President

        EUGENE J. MCDONALD                          KEITH C. REILLY
             Director                          Assistant Vice President

         REBECCA W. RIMEL                            AMY M. OLMERT
             Director                                  Secretary

         TRUMAN T. SEMANS                          JOSEPH A. FINELLI
             Director                                   Treasurer

        CARL W. VOGT, ESQ.                        LAURIE D. COLLIDGE
             Director                             Assistant Secretary


INVESTMENT OBJECTIVE

A mutual fund designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income consistent with an investment in securities issued by the United States Treasury.

                ----------------------------------------------
                   This report is prepared for the general
                information of shareholders. It is authorized
                for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                   For more complete information regarding
                any of the Flag Investors Funds, including
                charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it care-
                fully before you invest.
                ----------------------------------------------

                             [FLAG INVESTORS LOGO]

                                     GROWTH

                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund


                                 EQUITY INCOME

                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund


                                    BALANCED

                       Flag Investors Value Builder Fund


                                     INCOME

                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares


                                TAX-FREE INCOME

                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund


                                 CURRENT INCOME

                    Flag Investors Cash Reserve Prime Shares





                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG


                                Distributed by:
                             ICC DISTRIBUTORS, INC.